                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Joseph D. Emanuel, C. Christopher Sprague, and Thomas S. Clark, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of Prudential Annuities Life Assurance Corporation pertaining to, but not limited to, APEX, APEX II, ASAP I, ASAP II, ASAP III, ASXT, ASTX Four, ASL, ASL II, AS Pro, Wells VA +, AS Impact, Galaxy 3, Galaxy 2, XT6, XT8, Choice 2000, AS Cornerstone, Wells Apex, and GMA (including certain private label versions of those products.)

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 12/th/ day of February 2009.


/s/ Stephen Pelletier
------------------------------------------------
Stephen Pelletier
President, Chief Executive Officer and Director
Prudential Annuities Life Assurance Corporation

Signed and Sealed on this 12/th/ day of February, 2009.

Signature  /s/ Aimee J. Trost
           --------------------------

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Joseph D. Emanuel, C. Christopher Sprague, and Thomas S. Clark, as her true and lawful attorney-in-fact and agent with all power and authority on her behalf to sign her name, in any and all capabilities, Form S-3 registration statements of Prudential Annuities Life Assurance Corporation pertaining to, but not limited to, APEX, APEX II, ASAP I, ASAP II, ASAP III, ASXT, ASTX Four, ASL, ASL II, AS Pro, Wells VA +, AS Impact, Galaxy 3, Galaxy 2, XT6, XT8, Choice 2000, AS Cornerstone, Wells Apex, Wells, Alliance and GMA (including certain private label versions of those products.)

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 3/rd/ day of March 2009.


/s/ Helen M. Galt
------------------------------------------------
Helen M. Galt
Director
Prudential Annuities Life Assurance Corporation

Signed and Sealed on this 3/rd/ day of March 2009.

Signature  /s/ Lillian Grigoli
           --------------------------

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Joseph D. Emanuel, C. Christopher Sprague, and Thomas S. Clark, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of Prudential Annuities Life Assurance Corporation pertaining to, but not limited to, APEX, APEX II, ASAP I, ASAP II, ASAP III, ASXT, ASTX Four, ASL, ASL II, AS Pro, Wells VA +, AS Impact, Galaxy 3, Galaxy 2, XT6, XT8, Choice 2000, AS Cornerstone, Wells Apex, Wells, Alliance and GMA (including certain private label versions of those products.)

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 5/th/ day of March 2009.


/s/ James J. Avery
------------------------------------------------
James J. Avery
Director
Prudential Annuities Life Assurance Corporation

Signed and Sealed on this 5/th/ day of March 2009.

Signature  /s/ Lillian Grigoli
           --------------------------

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Joseph D. Emanuel, C. Christopher Sprague, and Thomas S. Clark, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of Prudential Annuities Life Assurance Corporation pertaining to, but not limited to, APEX, APEX II, ASAP I, ASAP II, ASAP III, ASXT, ASTX Four, ASL, ASL II, AS Pro, Wells VA +, AS Impact, Galaxy 3, Galaxy 2, XT6, XT8, Choice 2000, AS Cornerstone, Wells Apex, Wells, Alliance and GMA (including certain private label versions of those products.)

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 4/th/ day of March 2009.


/s/ Bernard J. Jacob
------------------------------------------------
Bernard J. Jacob
Treasurer and Director
Prudential Annuities Life Assurance Corporation

Signed and Sealed on this 4/th/ day of March 2009.

Signature  /s/ Carolyn Jenkins
           --------------------------

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Joseph D. Emanuel, C. Christopher Sprague, and Thomas S. Clark, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of Prudential Annuities Life Assurance Corporation pertaining to, but not limited to, APEX, APEX II, ASAP I, ASAP II, ASAP III, ASXT, ASTX Four, ASL, ASL II, AS Pro, Wells VA +, AS Impact, Galaxy 3, Galaxy 2, XT6, XT8, Choice 2000, AS Cornerstone, Wells Apex, Wells, Alliance and GMA (including certain private label versions of those products.)

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 3/rd/ day of March 2009.


/s/ Kenneth Y. Tanji
------------------------------------------------
Kenneth Y. Tanji
Chief Financial Officer, Executive Vice
President and Director Prudential Annuities
Life Assurance Corporation

Signed and Sealed on this 3/rd/ day of March 2009.

Signature  /s/ MaryAnne MyLite
           --------------------------